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                                   EATON VANCE
                                  LOW DURATION
                                      FUND

                     A diversified fund seeking total return

                                Prospectus Dated
                               September 13, 2002

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                    Page                                   Page
--------------------------------------------------------------------------------
Fund Summary                          2     Sales Charges                    8
Investment Objective & Principal            Redeeming Shares                10
 Policies and Risks                   4     Shareholder Account Features    10
Management and Organization           6     Tax Information                 11
Valuing Shares                        7
Purchasing Shares                     7
-------------------------------------------------------------------------------

 THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND AND THE SERVICES
            AVAILABLE TO SHAREHOLDERS. PLEASE SAVE IT FOR REFERENCE.

FUND SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES. The Fund's investment objective is to seek total return. The Fund's dollar-weighted average duration will not exceed three years. Under normal circumstances, at least 90% of the Fund's net assets will be invested in investment grade securities. Investment grade securities are securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Ratings Group or determined by the investment adviser to be of comparable quality.

The Fund primarily invests in fixed-income securities, including mortgage-backed securities ("MBS") issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. Government obligations (including Treasury bills and notes, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities), corporate bonds, preferred stocks, asset-backed securities and/or money market instruments. The Fund may invest in foreign securities and securities rated below investment grade. Securities may be purchased on a when-issued or forward commitment.

The Fund may engage in active management techniques (such as derivatives, securities lending, short sales and forward commitments) to protect against price fluctuations, to enhance return, as a substitute for the purchase or sale of securities or to manage duration. The Fund may borrow from banks for investment purposes.

The Fund currently pursues its objective by investing its assets in one or more registered investment companies managed by Eaton Vance Management or its affiliates.

PRINCIPAL RISK FACTORS. As interest rates rise, the value of fixed-income securities is likely to decrease. Fluctuations in the value of securities will not affect interest income on existing securities but will be reflected in the Fund's net asset value. Securities with longer durations tend to be more sensitive to changes in interest rates than securities with shorter durations, usually making them more volatile. Fixed-income securities are also subject to the risk that the issuer of a security will be unable to make principal and/or interest payments. Securities rated below investment grade are subject to greater credit risk than higher rated securities.

Fund shares also are sensitive to the effects of prepayment of mortgage loans underlying MBS. Mortgage loans are most likely to be prepaid in a declining interest rate environment. Prepayment may reduce the Fund's returns because the proceeds of a prepayment may be invested in lower-yielding securities. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. The value of Fund shares can also be adversely affected by the existence of premiums paid when MBS are acquired.

Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty, or unexpected price or interest rate movements. Lending securities could result in delays in recovery or loss if the borrower of the securities fails financially. Borrowing for investment purposes is a speculative practice and may exaggerate any increase or decrease in the value of the Fund, which may impact the value of Fund shares. Foreign securities may be affected by adverse changes in currency exchange rates and economic and political developments abroad. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.

The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION. As of the date of this prospectus, the Fund had not begun operations so there is no performance history.

FUND FEES AND EXPENSES. These tables describe the fees and expenses that you may pay if you buy and hold shares.


Shareholder Fees
(fees paid directly from your investment)      Class A     Class B     Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a
  percentage of offering price)                 2.25%       None        None
Maximum Deferred Sales Charge (Load) (as a
 percentage of the lower of net asset
 value at time of purchase or redemption)       None        3.00%       1.00%
Maximum Sales Charge (Load) Imposed on
 Reinvested Distributions                       None        None        None
Exchange Fee                                    None        None        None


Annual Fund Operating Expenses
(expenses that are deducted from Fund and
Portfolio assets)                              Class A     Class B     Class C
--------------------------------------------------------------------------------
Management Fees                                 0.775%      0.775%      0.775%

Distribution and Service (12b-1) Fees*          0.250%      1.000%      0.850%
Other Expenses**                                0.200%      0.200%      0.200%
                                                -----       -----       -----
Total Annual Fund Operating Expenses            1.225%      1.975%      1.825%

*    Class A Service Fees are paid pursuant to a Service Plan.
**   Other Expenses is estimated.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                           1 Year     3 Years
-------------------------------------------------------------------------------
  Class A shares                                           $ 347       $ 605
  Class B shares                                           $ 500       $ 820
  Class C shares                                           $ 285       $ 574

You would pay the following expenses if you did not redeem your shares:


                                                           1 Year     3 Years
--------------------------------------------------------------------------------
  Class A shares                                           $ 347      $ 605
  Class B shares                                           $ 200      $ 620
  Class C shares                                           $ 185      $ 574

INVESTMENT OBJECTIVE & Principal Policies and Risks

The Fund's investment objective is to seek total return. As described in more detail below, the Fund currently pursues its objective by investing in one or more investment companies (each a "Portfolio") managed by Eaton Vance Management ("Eaton Vance") or its affiliate. Although the Fund's objective and policies may be changed by the Trustees without shareholder approval, the Trustees intend to submit any material change in the objective to shareholders for approval.

The dollar-weighted average duration of the Fund will not exceed three years. Duration measures the expected life of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Under current market conditions, the portfolio manager expects to maintain a dollar-weighted average duration of between one and two years. Duration differs from maturity in that it considers a security's coupon payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. The Fund's duration is the sum of the Fund's allocable share of the duration of the Portfolios in which it invests.

DESCRIPTION OF INVESTMENTS

MORTGAGE-BACKED SECURITIES. MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. MBS may be either issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued. The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment rate scenarios, a Portfolio may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in "locking in" a specified interest rate. To mitigate prepayment risk, a portfolio manager may seek MBS that as a group have a history of more stable prepayment rates relative to interest rate fluctuations (so-called "Seasoned MBS"). MBS with mortgages which have been outstanding for ten years or more are generally considered to be Seasoned MBS by the investment adviser. A Portfolio may also invest in classes of collateralized mortgage obligations, stripped MBS and floating-rate MBS.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities ("agency obligations"). Agency obligations may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. A Portfolio may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. The U.S. Government generally is not obligated to provide support to its agencies or instrumentalities. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

FOREIGN SECURITIES. A Portfolio may invest up to 25% of its total assets in foreign securities denominated in a foreign currency. Foreign investments are expected to be primarily in developed countries. A Portfolio may invest without limit in U.S. dollar-denominated obligations of foreign issuers, including foreign banks. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

ACTIVE MANAGEMENT TECHNIQUES. A Portfolio may purchase or sell derivative instruments (which derive their value from another instrument, security or index) to enhance return, to hedge against fluctuations in securities prices or interest rates, to change the duration of obligations held by the Portfolio or the Fund, to manage certain Fund investment risks and/or as a substitute for the purchase or sale of securities. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; short sales; and interest rate and total return swaps.

Transactions in derivative instruments involve unique risks such as losses due to unanticipated adverse changes in prices, interest rates or index values; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the initial investment therein and may unfavorably impact investment performance. In addition, a Portfolio may lose its entire premium paid for purchased options that expire before they can be profitably exercised. A Portfolio incurs transaction costs in opening and closing positions in derivative instruments. A Portfolio at times may enter into mortgage dollar rolls in which the Portfolio sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the MBS. There can be no assurance that the use of the foregoing techniques will be advantageous.

ASSET-BACKED SECURITIES. Asset-backed securities represent interests in a pool of assets, such as automobile receivables or credit card receivables. Unscheduled prepayments of asset-backed securities may result in a loss of income if the proceeds are invested in lower-yielding securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of default.

MONEY MARKET INSTRUMENTS. Money market instruments will have a maturity of one year or less and include high quality U.S. Government securities, prime commercial paper, high-grade obligations other than prime commercial paper, certificates of deposit, bankers' acceptances and other securities issued by domestic or foreign banks or their subsidiaries or branches.

CREDIT QUALITY. Under normal circumstances, at least 90% of the Fund's net assets will be invested in investment grade securities (being those rated Baa or BBB or higher). Securities that are rated Baa or BBB or below (so-called "junk bonds") and unrated securities of comparable quality have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Lower rated securities also may be subject to greater price volatility than higher rated obligations. The Fund may invest up to 10% of total assets in securities in any ratings category. Lower rated securities include securities that are in default. The percentage of the Fund's net assets invested in investment grade securities will be determined based on the Fund's allocable share of Portfolio net assets invested in investment grade securities.

SECURITIES LENDING. A Portfolio may seek to increase income by lending portfolio securities to broker-dealers or other institutional borrowers. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Portfolio may pay lending fees to such borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned from securities loans of this type, net of administrative expenses and any finder's fees, justifies the attendant risk. The investment adviser on an ongoing basis will monitor the financial condition of the borrower. The value of the securities loaned will not exceed 30% of a Portfolio's total assets.

BORROWING. A Portfolio may borrow from banks to increase investments ("leveraging"). Such borrowings will be unsecured. A Portfolio may borrow an amount (when taken together with any borrowings for temporary purposes) equal to as much as 50% of the value of its net assets (not including such borrowings). Leveraging will exaggerate any increase or decrease in the net asset value of the securities held by the Portfolio and, in that respect, may be considered a speculative practice. In addition, the costs associated with borrowing may exceed the return on investments acquired with borrowed funds.

ILLIQUID SECURITIES. A Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

TEMPORARY INVESTMENTS. A Portfolio may temporarily invest in cash and cash equivalents, which may be inconsistent with the Fund's investment objective, pending the making of other investments or as a reserve to service redemptions and repurchases of its shares. While so invested, a Portfolio may not achieve its investment objective. While at times a Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

INVESTING IN OTHER INVESTMENT COMPANIES. The Fund currently pursues its investment objective by investing in one or more Portfolios managed by Boston Management and Research ("BMR"), an affiliate of Eaton Vance. Eaton Vance has broad discretion to invest the Fund's assets in one or more of the Portfolios consistent with the Fund's investment objective and policies. In the future, the Fund may invest in other investment companies managed by Eaton Vance or its affiliates. Eaton Vance may be subject to certain conflicts of interest in fulfilling its duties to the Fund and each Portfolio. Whenever such conflicts arise, Eaton Vance intends to act in a manner it believes to be equitable to all interested parties under the circumstances. Currently, the Fund invests in one or more of the following Portfolios:

o CASH MANAGEMENT PORTFOLIO. Cash Management Portfolio's investment objective is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity. Cash Management Portfolio invests only in U.S. dollar-denominated money market instruments of domestic and foreign issuers meeting credit criteria which its Trustees believe present minimal credit risk, and that are (i) short-term obligations rated in one of the two highest short-term ratings categories by at least two nationally recognized rating services (or if only one rating service has rated the security, by that service), or (ii) unrated securities determined by the investment adviser to be of comparable quality.

o GOVERNMENT OBLIGATIONS PORTFOLIO. Government Obligations Portfolio's investment objective is a high current return. Under normal circumstances, Government Obligations Portfolio invests at least 80% of its net assets in securities issued, backed or guaranteed by the U.S. Government, or its agencies or instrumentalities. Interests in Government Obligations Portfolio are not guaranteed by the U.S. Government. Government Obligations Portfolio may also engage in active management techniques, securities lending and borrowing (as described above).

0 INVESTMENT GRADE INCOME PORTFOLIO. Investment Grade Income Portfolio's investment objective is to seek current income and total return. Investment Grade Income Portfolio primarily invests in preferred stocks, corporate bonds, U.S. Government securities, money market instruments, MBS (including collateralized mortgage obligations) and asset-backed securities (including collateralized debt obligations). Under normal circumstances, Investment Grade Income Portfolio will invest at least 80% of its net assets in investment grade securities and unrated securities determined by its investment adviser to be of comparable quality. Investment Grade Income Portfolio may invest up to 25% of its total assets in foreign securities.

o INVESTMENT PORTFOLIO. Investment Portfolio's investment objective is to seek total return. Investment Portfolio invests in a broad range of fixed income securities, including MBS issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. Government obligations (including Treasury bills and notes, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities), corporate bonds, preferred stocks, asset-backed securities and/or money market instruments. Investment Portfolio normally invests at least 90% of its net assets in investment grade securities. Investment Portfolio may invest up to 25% of its total assets in foreign securities. Investment Portfolio may engage in active management techniques, securities lending and borrowing (as described above).

MANAGEMENT AND ORGANIZATION

MANAGEMENT. Eaton Vance serves as the investment adviser and administrator of the Fund, providing the Fund with investment advisory services (relating to the investment of the Fund's assets in the Portfolios), administrative services and related office facilities. Eaton Vance is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109.

Pursuant to its investment advisory and administrative agreement with the Fund, Eaton Vance receives an annual fee equal to 0.15% of the Fund's average daily net assets. Susan Schiff is the portfolio manager of the Fund (since it commenced operations). She has been an Eaton Vance portfolio manager for more than five years and is a Vice President of Eaton Vance and BMR. As noted below, Ms. Schiff also serves as portfolio manager of Government Obligations Portfolio and Investment Portfolio.

Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $55 billion on behalf of mutual funds, institutional clients and individuals. Eaton Vance also serves as the sub-transfer agent for the Fund. For the transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses incurred by Eaton Vance in the performance of those services from the Eaton Vance Funds. The Fund will pay a pro rata share of such fee.

The Fund is allocated its share of the investment advisory fee paid by each Portfolio in which it invests. The investment advisory fee paid by, and the portfolio manager of, each Portfolio is set forth below.

CASH MANAGEMENT PORTFOLIO. Under Cash Management Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 0.50% annually of the average daily net assets of the Portfolio. For the fiscal year ended December 31, 2001, Cash Management Portfolio paid BMR advisory fees equivalent to 0.50% of its average daily net assets. Elizabeth S. Kenyon is the portfolio manager of the Cash Management Portfolio (since 2001). She also manages other Eaton Vance portfolios. Ms. Kenyon has been a fixed-income analyst at Eaton Vance for more than five years and is a Vice President of Eaton Vance and BMR.

GOVERNMENT OBLIGATIONS PORTFOLIO. Under Government Obligation Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 0.75% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. For the fiscal year ended December 31, 2001, Government Obligations Portfolio paid BMR advisory fees equivalent to 0.74% of its average daily net assets. Susan Schiff, portfolio manager of the Fund, also serves as portfolio manager of Government Obligations Portfolio.

INVESTMENT GRADE INCOME PORTFOLIO. Under Investment Grade Income Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 0.625% annually of the Portfolio's average daily net assets up to and including $130 million, and equal to 0.50% annually of the average daily net assets over $130 million. For the fiscal year ended December 31, 2001, Investment Grade Income Portfolio paid BMR advisory fees equal to 0.625% of its average daily net assets. Elizabeth S. Kenyon is the portfolio manager of Investment Grade Income Portfolio since November 1, 2001. She also manages other Eaton Vance portfolios. Ms. Kenyon has been a fixed-income analyst at Eaton Vance for more than five years and is a Vice President of Eaton Vance and BMR.

INVESTMENT PORTFOLIO. Under Investment Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 0.50% annually of the average daily net assets of the Portfolio. Susan Schiff, portfolio manager of the Fund, also serves as portfolio manager of Investment Portfolio.

ORGANIZATION. The Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval). Because the Fund invests in the Portfolios, it may be asked to vote on certain Portfolio matters (like changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider a Portfolio matter and then vote its interest in a Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from Portfolio holdings. Seasoned MBS are valued through the use of an independent matrix pricing system which takes into account yield differentials, anticipated prepayments and interest rates provided by dealers. An independent pricing service is used to value other MBS and most other debt securities at their market value. An investment adviser may use the fair value method to value securities or loans if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market would materially affect net asset value. Securities held by Cash Management Portfolio are valued at amortized cost according to a Securities and Exchange Commission rule. Cash Management Portfolio will not normally have gains and losses so long as it values its investments by the amortized cost method. Because foreign securities trade on days when Fund shares are not priced, net asset value can change at times when Fund shares cannot be redeemed.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-866-386-3537. Your initial investment must be at least $1,000. The price of Class A shares is the net asset value plus a sales charge. The price of Class B and Class C shares is the net asset value; however, you may be subject to a sales charge (called a "contingent deferred sales charge" or "CDSC") if you redeem Class B shares within four years of purchase or Class C shares within one year of purchase. The sales charges are described below. Your investment dealer can help you decide which Class of shares suits your investment needs.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may also make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts and certain group purchase plans.

You may purchase Fund shares in exchange for securities. Please call 1-800-225-6265 for information about exchanging securities for Fund shares. If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

SALES CHARGES

FRONT-END SALES CHARGE. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:


                                 Sales Charge    Sales Charge     Sales Charge
                                 as Percentage   as Percentage   as a Percentage
                                  of Offering    of Net Amount     of Offering
                                     Price         Invested          Price
--------------------------------------------------------------------------------
Less than $100,000                   2.25%          2.30%            2.00%
$100,000 but less than $250,000      1.75%          1.78%            1.50%
$250,000 but less than $500,000      1.50%          1.52%            1.25%
$500,000 but less than $1,000,000    1.00%          1.01%            1.00%
$1,000,000 or more                   0.00*          0.00*            1.00%

* No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.


The principal underwriter will pay a commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% on amounts of $5 million or more. Purchases totaling $1 million or more will generally be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay a fee monthly in arrears to investment dealers based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month-end) and will be paid ratably over the first twelve months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

CONTINGENT DEFERRED SALES CHARGE. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:


   Year of Redemption After Purchase     CDSC
------------------------------------------------
   First                                 3.0%
   Second                                2.5%
   Third                                 2.0%
   Fourth                                1.0%
   Fifth or following                      0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

CLASS B CONVERSION FEATURE. After the longer of four years or the time when the CDSC applicable to your Class B shares expires, Class B shares will automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions will convert in proportion to shares not so acquired.

REDUCING OR ELIMINATING  SALES CHARGES.  Front-end sales charges on purchases of
Class A shares may be reduced under the right of accumulation or under a statement of intention. Under the right of accumulation, the sales charges you pay are reduced if the current market value of your current holdings (based on the current offering price), plus your new purchases, total $100,000 or more. Class A shares of other Eaton Vance funds owned by you can be included as part of your current holdings for this purpose. Under a statement of intention, purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.

Class A shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Ask your investment dealer for details. Class A shares are also sold at net asset value if the amount invested represents redemption proceeds from a mutual fund not affiliated with Eaton Vance, provided the redemption occurred within 60 days of the Fund share purchase and the redeemed shares were subject to a sales charge. Class A shares so acquired will be subject to a 0.50% CDSC if they are redeemed within 12 months of purchase. Investment dealers will be paid a commission on such sales equal to 0.50% of the amount invested.

CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B and Class C shares, in connection with certain redemptions from tax-sheltered retirement plans. Call 1-800-225- 6265 for details. The Class B CDSC is also waived following the death of all beneficial owners of shares, but only if the redemption is requested within one year after death (a death certificate and other applicable documents may be required).

If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

DISTRIBUTION AND SERVICE FEES. Class B and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% and 0.60%, respectively, of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter pays commissions to investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) of 2.5% and 1.00%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.50% of the value of Class C shares in annual distribution fees. All Classes pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone           You can  redeem up  to $100,000 by calling the transfer
                         agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

  Through an Investment  Your investment dealer  is responsible for transmitting
  Dealer the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

DISTRIBUTIONS. You may have your Fund distributions paid in one of the following ways:

   o Full Reinvest Option      Dividends  and  capital  gains are  reinvested in
                               additional shares. This option will be assigned if you do not specify an option.

   o Partial Reinvest Option   Dividends are paid in  cash and capital gains are
                               reinvested in additional shares.

   o Cash Option               Dividends and capital gains are paid in cash.

   o Exchange Option           Dividends  and/or capital gains are reinvested in
                               additional shares of another Eaton Vance fund chosen by you. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives and policies carefully.

INFORMATION FROM THE FUND. From time to time, you may be mailed the following:

     o Annual and Semi-Annual Reports, containing performance information and financial statements.
     o Periodic account statements, showing recent activity and total share balance.
     o Form 1099 and tax information needed to prepare your income tax returns.
     o    Proxy materials, in the event a shareholder vote is required.
     o    Special notices about significant events affecting your Fund.

WITHDRAWAL PLAN. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Fund shares are generally subject to an initial sales charge, Fund shareholders should not make withdrawals from their accounts while also making purchases.

EXCHANGE PRIVILEGE. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are generally made at net asset value. If you hold Class A shares for less than six months and exchange them for shares subject to a higher sales charge, you will be charged the difference between the two sales charges. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (address on back cover) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. The exchange privilege may be terminated for market timing accounts.

TELEPHONE AND ELECTRONIC TRANSACTIONS. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

ACCOUNT QUESTIONS. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes will distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. The Fund expects that its distributions will consist primarily of ordinary income. The Fund's distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are realized but undistributed will pay the full price for the shares and then may receive some portion of the price back as a taxable distribution. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

  LOGO


MORE INFORMATION
--------------------------------------------------------------------------------

     ABOUT THE FUND: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments will be available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:


                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com


     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     ABOUT SHAREHOLDER ACCOUNTS: You can obtain more information from Eaton Vance Shareholder Services (1-800-225-6265). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                                    PFPC Inc.
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 1-800-262-1122



The Fund's SEC File No. is 811-4015.                                        LDFP


                                            (C) 2002 Eaton Vance Management